UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

EDGIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11811 North Tatum Blvd., Suite 3031 Phoenix, AZ	85028
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (602) 850-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EGIO	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 18, 2023, Edgio, Inc. (the “Company”) received notice that the Company’s independent registered public accounting firm, Ernst & Young LLP (“EY”), had decided to resign as independent registered public accounting firm of the Company, effective that day. The Audit Committee of the Board of Directors of the Company accepted EY’s resignation.

The Company and the Audit Committee have been in discussions with other independent registered public accounting firms and have received two proposals for a new independent registered public accounting firm to represent the Company for the year ending December 31, 2023.

During the two most recent fiscal years ended on December 31, 2022 and 2021 and the subsequent interim periods through the date of this Form 8-K: (i) there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods; and (ii) EY’s reports on the Company’s consolidated financial statements did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended on December 31, 2022 and 2021 and the subsequent interim periods through the date of this Form 8-K, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except that, as previously disclosed in the Company’s Annual Report on Form 10-K for the period ended December 31, 2022, management identified material weaknesses in the Company’s internal control over financial reporting as of December 31, 2022 related to (1) Non-routine/complex transactions, (2) Revenue accounting system controls and (3) Financial close and reporting processes.

The Company has provided EY with a copy of the disclosures in this Form 8-K and requested that EY furnish the Company with a letter addressed to the United States Securities and Exchange Commission (the “SEC”) stating whether EY agrees with the disclosures contained herein. A copy of EY’s letter, dated December 21, 2023, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated December 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 21, 2023	EDGIO, INC.

/s/ Richard P. Diegnan
Richard P. Diegnan
Chief Legal Officer & Secretary

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